UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Desert Capital REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DESERT CAPITAL REIT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 15, 2005

To Our Stockholders:

     You are invited to attend our annual meeting of stockholders that will be held at Sunset Station Hotel and Casino, located at 1301 W. Sunset Road, Henderson, Nevada 89014 on Wednesday, June 15, 2005, at 10:00 a.m., Las Vegas time. The purpose of the meeting is to vote on the following proposals:

     Proposal 1: To elect six directors to serve until their successors are elected and qualified.

     Proposal 2: To take action upon any other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 28, 2005 are entitled to notice of, and to vote at, the annual meeting. A proxy card and a copy of our annual report to stockholders for the fiscal year ended December 31, 2004 are enclosed with this notice of annual meeting and proxy statement.

     Your vote is important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote by: (i) mail by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided, or returning it to Desert Capital REIT, Inc., c/o Phoenix American Financial Services, 2401 Kerner Boulevard, San Rafael, CA 94901, or (ii) attending the annual meeting in person.

By Order of the Board of Directors

Todd B. Parriott
Chief Executive Officer and Chairman of the Board of Directors

May 12, 2005
Las Vegas, Nevada

 i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, June 15, 2005

Desert Capital REIT, Inc.
2357 Renaissance Drive, Suite A
Las Vegas, Nevada 89119
(until May 27, 2005)

     The board of directors is soliciting proxies to be used at the 2005 annual meeting of stockholders to be held at Sunset Station Hotel and Casino, located at 1301 W. Sunset Road, Henderson, Nevada 89014, on Wednesday, June 15, 2005, at 10:00 a.m., Las Vegas time. This proxy statement, accompanying proxy card and annual report to stockholders for the fiscal year ended December 31, 2004 are first being mailed to stockholders on or about May 12, 2005. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement. Our corporate office will be located at 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014 as of June 1, 2005.

Who May Vote

     Only stockholders of record at the close of business on April 28, 2005 are entitled to notice of, and to vote at, the annual meeting. As of April 28, 2005, we had 3,156,138 shares of common stock issued and outstanding. Each common stockholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting for each common share held.

How You May Vote

You may vote using any of the following methods:

•	BY MAIL: Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Desert Capital REIT, Inc., c/o Phoenix American Financial Services, 2401 Kerner Boulevard, San Rafael, CA 94901. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares in favor of proposals one and two.

•	BY ATTENDING THE ANNUAL MEETING IN PERSON.

     If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted in favor of the proposal. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

How You May Revoke Your Proxy

     You may revoke your proxy at any time before it is exercised by:

•	giving written notice of revocation to Todd Parriott at Desert Capital REIT, Inc., 2357 Renaissance Drive, Suite A, Las Vegas, Nevada, 89119 (if received before May 27, 2005), or at 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014 (if mailed thereafter);

•	timely delivering a properly executed, later-dated proxy; or

•	voting in person at the annual meeting.

     Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. Please sign and return your proxy promptly to assure that your shares are represented at the annual meeting.

Quorum

     The presence, in person or represented by proxy, of the holders of a majority of the shares of common stock (1,578,070 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Pursuant to our bylaws, abstentions are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting.

Required Vote

     The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy is required to re-elect directors. Any director who is currently on the board shall remain on the board, regardless of the number of votes he receives, unless he is replaced by a nominee who receives the requisite vote to become a new director. All of the nominees for director served as our directors in 2004. Abstentions are not counted for purposes of the election of directors.

Cost of Proxy Solicitation

     The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our directors, officers or soliciting service in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

PROPOSAL ONE
ELECTION OF DIRECTORS

     Pursuant to the Maryland General Corporation Law, our second articles of amendment and restatement, and our bylaws, our business, property and affairs are managed under the direction of the board of directors. At the annual meeting, six directors will be elected by the stockholders, each to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement. Regardless of the number of votes each nominee receives, pursuant to the Maryland General Corporation Law, each director will continue to serve unless another nominee receives the affirmative vote of the holders of a plurality of our outstanding common stock.

     The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. The board of directors has proposed the following nominees for election as directors at the annual meeting. Each of the nominees is currently a member of the board of directors.

Nominees

          Todd B. Parriott. Mr. Parriott is the chairman of our board of directors, chief executive officer, president and chief investment officer. Mr. Parriott was appointed to our board of directors on December 17, 2003. Mr. Parriott served as the president of Consolidated Mortgage from July 2001 until December 2003. From October 2000 to July of 2001, he served as the director of corporate marketing for the MGM Division of MGM Mirage Corporation, where he oversaw the development of customer relationship management solution program, managed an $8 million bi-annual budget and managed a $5 million annual direct mail budget and programs for all MGM properties. From June 1999 to October 2000 he served as the Manager of Leisure Travel Services at Harrah’s Entertainment Corporation where he oversaw a cross-market visitation program, and designed, reviewed, and built marketing programs for customers. From August 1998 to February 1999 he served as the Player Development Manager and managed all high-end Casino Marketing, including the host program, database management, and special events for Boyd Gaming. From April 1998 to August 1998 Mr. Parriott served as an Electronic Media Manager for MGM Grand Hotel & Casino where he managed, developed, and handled all Internet projects. On a part-time basis from 1993 to 2001, Mr. Parriott served as an intern for Consolidated Mortgage. He assisted in due diligence work on real estate projects, preparing marketing and sales strategies and in general operations. Mr. Parriott currently serves in supervisory capacities with CMC Financial Services, Inc., the dealer-manager of our public offering as the President and Principal. Mr. Parriott also serves as President and Chief Investment Officer of Burton Management Company, Ltd., our Advisor. Mr. Parriott is a director of our Advisor and our dealer-manager. Mr. Parriott graduated with a Bachelor of Science in Marketing at University of Nevada, Las Vegas in 1994. Age 34.

          Robert M. Beville. Mr. Beville was appointed to our board of directors effective July 16, 2004. Our board of directors has determined that Mr. Beville is an independent director. From September 2004 to the present, he has served as the division president of Meritage Homes (NYSE: MTH), Las Vegas Division. From 2000 to September 2004, he served as the Executive Vice President and Chief Operating Officer for Perma-Bilt Homes, a division of Meritage Homes. His duties include management of all business functions including management of: senior personnel, land acquisition, division profit, budget preparation, product development, divisions reporting to the corporate office and land bankers. From 1991 through 2000, he served as the Chief Financial Officer for Rhodes Homes, where he was responsible for financial statement reporting for all entities and partnerships, securing financing for all construction, acquisition and development costs, investor relations, coordination of year-end audits and litigation management. Mr. Beville graduated with a Bachelor of Science in Accounting from the University of Nevada-Reno in 1985. Age 42.

          G. Steven Dawson. Mr. Dawson was appointed to our board of directors effective July 16, 2004. Our board of directors has determined that Mr. Dawson is an independent director. He served as Chief Financial Officer of Camden Property Trust or its predecessors, a large multifamily REIT, from 1990 to 2003. Currently, Mr. Dawson serves on the boards of directors of five other companies, including Trustreet Properties, Inc. (NYSE: TSY), an Orlando-based owner of approximately 3,000 fast-food and casual dining restaurants and gas station/convenience stores, AmREIT, Inc. (AMEX: AMY), a Houston-based owner and developer of retail properties (audit committee chairman), Medical Properties Trust, a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities, medical office buildings and related medical properties (audit committee chairman), Sunset Financial Resources, Inc. (NYSE: SFO), a Jacksonville, Florida-based mortgage REIT (member of the compensation & nominating and corporate governance committees), and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (audit committee chairman). Age 47.

          James L. George. Mr. George was appointed to our board of directors on December 29, 2003, and is an attorney in private practice in Lemars, Iowa. Our board of directors has determined that Mr. George is an independent director. For the past 30 years, he has practiced primarily in the estates, real estate transaction and tax preparation area. He earned a BA from the University of Iowa in 1969, and a JD from Creighton University in 1973. Age 57.

          Bryan L. Goolsby. Mr. Goolsby was appointed to our board of directors effective July 16, 2004. Our board of directors has determined that Mr. Goolsby is an independent director. Mr. Goolsby is the Managing Partner of Locke Liddell & Sapp LLP, and has practiced in the area of corporate and securities since 1977. Mr. Goolsby is an associate member of the Board of Governors of the National Association of Real Estate Investment Trusts and is a member of the National Multi-Family Housing Association and the Pension Real Estate Association. Mr. Goolsby is also currently a member of the Associate Board of Directors of the Edwin L. Cox School of Business at Southern Methodist University, the JP Morgan Chase Dallas Region Advisory Board, and the board of directors of Medical Properties Trust, a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities, medical office buildings and related medical properties (member of the compensation and nominating and corporate governance committees). Mr. Goolsby has a BBA from Texas Tech University and a Doctor of Jurisprudence from the University of Texas. Age 54.

          Tom Gustafson. Mr. Gustafson was appointed to our board of directors on December 29, 2003, and has been the managing member of Domain LLC, the general partner of Okoboji Capital Partners, LP, a hedge fund, from August 2001 until the present. Our board of directors has determined that Mr. Gustafson is an independent director. From 1996 to the present, he has served as the Treasurer of QL Enterprises Inc., which owns office building complexes and mini-storage rental units. From mid 1998 until August 2001, Mr. Gustafson served as the Vice President of Progressive Marketing Group, a manufacturers rep agency, where he managed the Profit Sharing Plan and Money Purchase Account. He earned a BBA from Iowa State University in 1993. Age 34.

          There are no family relationships among any of our nominees for the board of directors.

     Our governance and nominating committee will consider director candidates nominated by stockholders. Recommendations, including the nominee’s name and an explanation of the nominee’s qualifications should be sent to James L. George, care of Desert Capital REIT, Inc., 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014. The procedure for nominating a person for election as a director is described under “Stockholder Proposals.”

     The board of directors unanimously recommends that you vote FOR the election of directors as set forth in Proposal One.

Board Meetings and Committees

     During fiscal 2004, the board of directors held three meetings. No director attended less than 75% of the total number of board and committee meetings on which the director served that were held while the director was a member of the board or committee, as applicable. All of our directors are strongly encouraged to attend our annual meeting of stockholders. The board’s current standing committees are as follows:

Governance
and
	Audit	Compensation	Nominating
Name	Committee	Committee	Committee
Employee Director:
Todd B. Parriott
Non-Employee Directors:
Robert M. Beville	X	X
G. Steven Dawson	X (1)		X
James L. George		X	X (1)
Bryan L. Goolsby		X
Tom Gustafson	X		X

(1)	Chairman

Audit Committee

     Our audit committee is comprised of three directors. Our board of directors has determined that all members of the audit committee satisfy the independence standards of the New York Stock Exchange, or NYSE. Our board has also determined that Mr. Dawson qualifies as “audit committee financial expert,” as defined by the SEC, and that all members of the audit committee are “financially literate,” within the meaning of NYSE rules, and “independent,” under the audit committee independence standards of the SEC.

     Our audit committee operates pursuant to a written charter attached hereto as Appendix A. Among other matters, the audit committee charter calls upon the audit committee to:

•	oversee the accounting and financial reporting processes and compliance with legal and regulatory requirements on behalf of our board of directors and report the results of its activities to the board;

•	be directly and solely responsible for the appointment, retention, compensation, oversight, evaluation and, when appropriate, the termination and replacement of our independent auditors;

•	review the annual engagement proposal and qualifications of our independent auditors;

•	prepare an annual report as required by applicable SEC disclosure rules; and

•	review the integrity, adequacy and effectiveness of our internal controls and financial disclosure process.

     The audit committee was initially responsible for managing our relationship with our Advisor. However, our compensation committee will have responsibility for reviewing and approving the advisory agreement in the future. The audit committee met twice in 2004.

Governance and Nominating Committee

     Our governance and nominating committee establishes and implements our corporate governance practices and nominates individuals for election to the board of directors. The governance and nominating committee is comprised of three independent directors, as defined by the NYSE’s standards.

     Our governance and nominating committee operates pursuant to a written charter, attached hereto as Appendix B. Among other matters, the committee charter calls upon the governance and nominating committee to:

•	develop criteria for selecting new directors and to identify individuals qualified to become board members and members of the various committees of the board;

•	select, or to recommend that the board select, the director nominees for the each annual meeting of stockholders and the committee nominees; and

•	develop and recommend to the board a set of corporate governance principles applicable to us.

     We believe members of our board of directors should meet the following criteria: (1) have significant business or public experience that is relevant and beneficial to the board of directors and the company, (2) are willing and able to make a sufficient time commitment to our affairs in order to effectively perform the duties of a director, including regular attendance of board meetings and committee meetings, (3) are committed to our long-term growth and profitability, (4) are individuals of character and integrity, (5) are individuals with inquiring minds who are willing to speak their minds and challenge and stimulate management; and (6) represent the interests of the company as a whole and not only the interests of a particular stockholder or group.

     The governance committee will consider nominees made by stockholders. Stockholders should send nominations to James L. George, care of Desert Capital REIT, Inc., 1291 Galleria Drive, Suite 200, Henderson, Nevada, 89014. Any stockholder nominations proposed for consideration by the governance committee should include the nominee’s name and qualifications for board membership. See “Stockholder Proposals.” The governance and nominating committee did not meet in 2004.

Compensation Committee

     Our compensation committee is comprised of three directors. Our board of directors has determined that all of the compensation committee members qualify as “independent directors” under the NYSE independence standards; “non-employee directors” under Exchange Act rule 16b-3; and “outside directors” under Internal Revenue Code section 162(m).

     Our compensation committee has been delegated the authority by our board of directors to make determinations regarding grants of restricted shares of common stock and to determine our chief executive officer’s salary and bonus, if any. Among other matters, the compensation committee has responsibility to:

•	develop the overall compensation policies and the corporate goals and objectives, if any, relevant to the chief executive officer’s compensation from our company;

•	evaluate the chief executive officer’s performance in light of those goals and objectives, if any;

•	be directly and solely responsible for establishing the chief executive officer’s compensation level, if any, based on this evaluation; and

•	make recommendations to the board regarding the compensation of officers junior to the chief executive officer, incentive-compensation plans and equity-based plans.

     Because we do not currently compensate any of our officers, our compensation committee did not meet in 2004.

Corporate Governance

     Independence of Directors and Committee Members. Our board has determined that each of the following directors standing for re-election has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and is independent within the meaning of NYSE director independence standards, as currently in effect: Messrs. George, Gustafson, Beville, Dawson and Goolsby. The board has determined that Mr. Parriott is not an independent director within the meaning of the NYSE director independence standards. Furthermore, the board has determined that each of the members of each of the audit, compensation and governance and nominating committees has no material relationship with us (either directly as a partner, stockholder or officer of an organization that has a relationship with us) and is independent within the meaning of the NYSE’s director independence standards.

     Audit Committee Financial Expert. The board of directors has determined that Mr. Dawson meets the definition of audit committee financial expert promulgated by the Securities and Exchange Commission, or SEC, and is independent, as defined in the NYSE Listing Standards.

     Committee Charters. Our board has adopted: (1) an audit committee charter and a governance and nominating committee charter; (2) standards of independence for our directors for fiscal 2005; and (3) a code of conduct and ethics for all directors, officers and employees.

     Communications with the Board. Individuals may communicate with the board by sending a letter to:

James L. George
Director
Desert Capital REIT, Inc.
1291 Galleria Drive
Suite 200
Las Vegas, Nevada 89014

     All directors have access to this correspondence. Communications that are intended specifically for non-management directors should be sent to the street address noted above, to the attention of the chair of the Governance and Nominating Committee. In accordance with instructions from the board, the secretary to the board reviews all correspondence, organizes the communications for review by the board, and posts communications to the full Board or individual directors as appropriate.

     Executive Sessions. In accordance with our governance policies, in future years our independent directors intend to meet at least once per year in executive session. The chairman of the governance committee will chair this executive session. During 2004, our non-employee directors did not meet in executive session.

Compensation of Directors

     Employee directors receive no compensation for board service.

     During 2004, our non-employee directors received the following compensation:

Annual retainer fee	$15,000
Fee for each board meeting attended in person	3,000
Fee for each board meeting attended telephonically	1,500
Audit committee chairman retainer	5,000
Chairman retainer for other committees	3,000
Fee for each committee meeting attended in person	1,000
Fee for each committee meeting attended telephonically	500

     Additionally, each non-employee director receives an annual award of 4,000 restricted shares which vest over a three-year period.

Certain Transactions

     Mr. Parriott was our promoter. We do not have a parent corporation. Mr. Parriott is the sole stockholder, director, president, secretary and treasurer of Burton Management Company, Ltd., our advisor. Our advisor oversees our day-to-day operations including asset, liability and capital management. Our advisor is compensated pursuant to the terms of the advisory agreement, which entitles it to a base management fee, incentive compensation and reimbursement of expenses. The base management fee payable to our advisor as of December 31, 2004 was $35,516. In 2004, we paid no incentive compensation to our advisor.

     Mr. Parriott is also the sole stockholder, director, president and treasurer of CMC Financial Services, Inc., the dealer-manager of our public offering. The dealer-manager receives a sales commission and other fees based on the sale of our securities. The dealer-manager earned sales commissions of $1.1 million and marketing support fees of $408,000 in 2004.

     Mr. Goolsby is the Managing Partner of Locke Liddell & Sapp LLP, a law firm that had a relationship with the Company during the 2004 fiscal year. Mr. Goolsby performs a significant amount of work for the Company. Payments made by the Company to Locke Liddell & Sapp LLP for the firm’s work in 2004 constituted less than 5% of Locke Liddell & Sapp LLP’s total annual revenue for 2004.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 28, 2005 by (1) each person known by us to own beneficially more than 5% of our outstanding common shares, (2) each current director, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

	Amount and Nature of
Name(1)	Beneficial Ownership		Percent of Class(2)
Second James, Inc. 600 Main Street Britton, SD 57430	460,000		14.6%

ARJ Management, Inc. 2381-C Renaissance Drive Las Vegas, NV 89119	156,453		5.0%

Todd B. Parriott	176,453	(3)	5.6%
Robert M. Beville	4,205	(4)	*
G. Steven Dawson	44,000	(4)	1.4%
James L. George	4,205	(4)	*
Bryan L. Goolsby	44,000	(4)	1.4%
Tom Gustafson	4,205	(4)	*
All directors and executive officers as a group (6 persons)	277,068		8.8%

*	Beneficial ownership of less than 1% of the class is omitted.

(1)	The address of each director and executive officer is that of the company.

(2)	The percentage of shares owned provided in the table is based on 3,156,138 shares outstanding as of April 28, 2005. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person as of April 28, 2005 by the sum of the number of shares of common stock outstanding as of such date and the number shares of restricted stock not yet vested.

(3)	Mr. Parriott has sole voting and sole investment power over 20,000 shares held directly by Burton Management Company, Ltd. Mr. Parriott has shared voting and shared investment power over 156,453 shares held directly by ARJ Management, Inc.

(4)	Includes a grant of 4,000 restricted shares which vest over a three-year period.

Section 16(a) Beneficial Ownership Reporting Compliance

     Our common stock is not registered under Section 12 of the Exchange Act and therefore, we are not required to comply with Section 16(a) of the Exchange Act. However, our directors and executive officer have been complying with Section 16(a) on a voluntary basis since the consummation of our public offering on July 16, 2004. Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

     Based solely upon a review of the reports furnished to us with respect to fiscal 2004, we believe that all SEC filing requirements applicable to our directors and executive officers were satisfied, except that Mr. Goolsby filed one late Form 4 reporting two transactions, and Mr. Dawson filed one late Form 4 reporting one transaction.

EXECUTIVE OFFICERS

     No director or executive officer was selected as a result of any arrangement or understanding between the director or executive officer or any other person. Our executive officer is elected annually by, and serves at the discretion of, the board of directors. Todd B. Parriott, our Chief Executive Officer, is our only named executive officer. Please see “Election of Directors” for Mr. Parriott’s biographical information.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

     We are externally managed and advised by our Advisor pursuant to an advisory agreement. Our executive officer undertakes certain ministerial tasks on our behalf; however, he is compensated by our Advisor. Please see “Certain Transactions” for a further description of relationship between us and our Advisor.

     We did not grant any stock options to our named executive officer in 2004. We do not have a long term incentive plan. We do not have an employment agreement or a change in control agreement with our named executive officer.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee is composed of three independent non-employee directors and operates under a written charter adopted by the board (a copy of which is attached hereto as Appendix A). The board has determined that each committee member is independent within the meaning of the applicable NYSE listing standards currently in effect.

     Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. The company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm. We held two meetings during fiscal 2004. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, and the company’s independent registered public accounting firm, Eide Bailly LLP. We discussed with Eide Bailly LLP the overall scope and plans for their audit.

     We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2004 with management and Eide Bailly LLP. We also discussed with management and Eide Bailly LLP the process used to support certifications by the company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the company’s periodic filings with the SEC.

     In addition, the audit committee obtained from Eide Bailly LLP a formal written statement describing all relationships between Eide Bailly LLP and the company that might bear on Eide Bailly LLP’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with Eide Bailly LLP any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering Eide Bailly LLP’s independence, we considered whether their provision of services to the company beyond those rendered in connection with their audit of the company’s consolidated financial statements and reviews of the company’s consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. We also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Eide Bailly LLP. The audit committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended, “Communication with Audit Committees,” SAS 99 “Consideration of Fraud in a Financial Statement Audit,” and SEC rules discussed in Final Release Nos. 33-8183 and 33-8183a.

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors (and the board has approved) that the audited financial statements for the year ended December 31, 2004 be included in the Annual Report on Form 10-K. We have selected Eide Bailly LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

     The undersigned members of the audit committee have furnished this report to the board of directors.

Respectfully Submitted,

Audit Committee
G. Steven Dawson, 2004 Chairman
Tom Gustafson
Robert M. Beville

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The audit committee has appointed Eide Bailly LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2005. During fiscal 2004, Eide Bailly LLP served as our independent auditors and also provided certain tax and other audit-related services.

     Aggregate fees billed to us for the fiscal years ended December 31, 2004 and 2003 by Eide Bailly LLP are set forth below.

	2004	2003
Audit Fees (a)	$35,763	$10,855
Audit-Related Fees (b)	4,455	6,415
Tax Fees	0	0
All Other Fees	0	0

Total	$40,218	$17,270

(a)	Fees for audit services billed in 2004 consisted of: audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, consents and other services related to SEC matters.

Fees for audit services billed in 2003 consisted of: audit of the Company’s annual financial statements, statutory and regulatory audits, consents and other services related to SEC matters.

(b)	Fees for audit-related services billed in 2004 and 2003 consisted of services that are reasonably related to the performance of the audit or the review of our financial statements.

     At its regularly scheduled and special meetings, the audit committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants. The audit committee has delegated to its chairman, an independent member of our board of directors, the authority to grant pre-approvals of non-audit services provided that any such pre-approval by the chairman shall be reported to the audit committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if (1) the aggregate amount of non-audit services is less than 5% of the total amount paid by us to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the company as non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of the audit committee and, prior to completion of the audit, are approved by the audit committee or by one or more audit committee members who have been delegated authority to grant approvals.

     The audit committee has considered whether the provision of these services is compatible with maintaining the independent accountants’ independence and has determined that such services have not adversely affected Eide Bailly LLP’s independence.

     Representatives of Eide Bailly LLP will be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

OTHER MATTERS

     As of the mailing date of this proxy statement, the board of directors knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal at the annual meeting in the year 2006, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to James L. George, care of Desert Capital REIT, Inc., 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014 by January 12, 2006. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

     Any stockholder who intends to bring business to the annual meeting in the year 2006, but not include the proposal in our proxy statement, or to nominate a person to the board of directors, must give written notice to James L. George, care of Desert Capital REIT, Inc., at 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014 by no earlier than February 15, 2006 and no later than March 17, 2006.

ANNUAL REPORT

     We have provided without charge a copy of the annual report to stockholders for fiscal year 2004 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the annual report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to: Ashley Rotundo, Desert Capital REIT, Inc., 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014 (as of June 1, 2005). The EDGAR version of such report (with exhibits) is available at the SEC’s Internet site (www.sec.gov).

HOUSEHOLDING INFORMATION

     Unless we have received contrary instructions, we may send a single copy of this proxy statement, notice of annual meeting and the Annual Report to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

     Please contact us at our offices at 1291 Galleria Drive, Suite 200, Henderson, Nevada 89014, (as of June 1, 2005) telephone number: 1-800-419-2855 to inform us of your request.

Desert Capital REIT, Inc.

AUDIT COMMITTEE CHARTER

(Adopted April 28, 2005)

General

The board of directors (“Board”) of Desert Capital REIT, Inc. (the “Company”) has established a committee of the board known as the audit committee (the “Audit Committee”). The purpose of this Audit Committee Charter (the “Charter”) is to specify the governance and the powers and responsibilities of the Audit Committee.

Audit Committee’s Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the Company’s accounting and financial reporting processes and audits of the Company’s financial statements.

The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Audit Committee Membership

The Audit Committee shall consist of no fewer than three members. All members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. “Independence” is generally defined by the New York Stock Exchange as: (i) having no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company); (ii) not being an employee, or having an immediate family member who has been an executive officer, of the Company during the past three fiscal years; (iii) not being received, or having any immediate family member receive, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way or continued service), during the past three fiscal years; (iv) not being affiliated with or employed by, or having any immediate family member affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company; (v) not being employed, or having any immediate family member employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee, during the past three fiscal years; and (vi) not being an executive officer or an employee, or having any immediate family member who was an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, during the past three years.

At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the rules and regulations of the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies without prior Board approval. All members of the Audit Committee shall be “financially literate” and have a working familiarity with basic finance and accounting practices. The Chairperson and members of the Audit Committee shall be appointed by the Board, in consultation with the Chief Executive Officer and the Corporate Governance and Nominating Committee, and shall serve for a period of one year or until such time as his or her successor has been duly named or until such member’s earlier resignation, death or removal. Audit Committee members may be removed (with or without a cause) and replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines is necessary to carry out its duties and responsibilities, but not less frequently than quarterly. A quorum of the Audit Committee will consist of at least 50% of the members of the Audit Committee. The Audit Committee shall meet periodically with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Chairperson of the Audit Committee shall designate a person who need not be a member thereof to act as Secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the Secretary of the Company and, whenever reasonably practicable, circulated to each member prior to each meeting.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be solely and directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and shall have sole power to approve all audit engagement fees and terms. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority without prior Board approval, to the extent it deems necessary or appropriate, to retain (and approve compensation of) independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, for payment of compensation to any advisors employed by the Audit Committee and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance and self-evaluate its own effectiveness.

The Audit Committee, to the extent it deems necessary or appropriate, shall also:

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor (and review any related analysis prepared by management or the independent auditor) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes, or alternatives considered, in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management guidelines and policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls. Review and discuss any significant changes in internal controls with the Chief Financial Officer and Chief Executive Officer.

10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance, objectivity and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s objectivity and independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.	Ensure the rotation of the audit partners as required by applicable laws and regulations. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

16.	Review the appointment and replacement of internal auditing personnel.

17.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

19.	Review with the independent auditor any audit problems or difficulties the auditor encountered in the course of its audit work (including any restrictions on the scope of the auditor’s activities or on access to any information, and any significant disagreements with management) and management’s responses thereto.

20.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (relating to illegal acts) has not been implicated.

21.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Discuss with the Company’s outside counsel legal, to the extent deemed appropriate, matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (i) plan or conduct audits, (ii) determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations or (iii) fairly present the Company’s financial condition, results of operations and cash flow. These are the responsibilities of management and/or the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company’s financial statements.

DESERT CAPITAL REIT, INC.

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

(ADOPTED APRIL 28, 2005)

Objectives

The Governance and Nominating Committee (the “Committee”) is a committee of the Board of Directors (“Board”) of Desert Capital REIT, Inc. (the “Company”). The Board has delegated to the Committee its responsibilities relating to corporate governance and criteria for Board selection. The primary function of the Committee is to develop and recommend to the Board a set of corporate governance principles applicable to the Company, identify qualified candidates for Board membership and recommend to the Board director nominees to be voted on at the annual meeting of stockholders, and communicate with members of the Board regarding Board and Committee meeting format and procedures. Further, the Committee shall consider any nominations submitted by the stockholders to the Corporate Secretary in accordance with the Company’s Bylaws.

Membership and Policies

The Board shall appoint the Chairperson and members of the Committee annually. The Committee shall consist of a minimum of two and a maximum of four members of the Board. In accordance with the rules of the New York Stock Exchange (“NYSE”), each member shall be “independent” as that term is defined under such rules. A quorum of the Committee will consist of at least 50% of the members of the Committee. Members of the Committee may be removed from the Committee (with or without cause) by action of the full Board.

The Committee shall meet at such times as the Chairperson shall determine, preferably in conjunction with regular Board meetings. Meetings may, at the discretion of the Committee, include members of management, independent consultants and such other persons as the Committee shall determine. The Committee, in discharging its responsibilities, may meet privately for advice and counsel with independent consultants, lawyers, or any other persons knowledgeable in the matters under consideration. The Committee may also meet by telephone conference call or any other means permitted by law or the Company’s Bylaws. The Committee may also act by unanimous written consent of its members without a meeting.

A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Chairperson deems necessary or appropriate.

The Committee may designate a subcommittee consisting of at least one member to address specific issues on behalf of the Committee.

The Committee shall report periodically to the Board on its activities.

Functions

The Committee shall have the following duties and responsibilities:

•	The Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company, and, as appropriate, recommend to the Board certain criteria (in addition to those criteria required by applicable law) to determine a director’s independence.

•	Subject to actions by the Board and stockholders, the Committee shall assure that the Board is composed of a majority of independent directors in accordance with the rules adopted by the NYSE.

•	The Committee shall monitor the size and composition of the Board.

•	Identify potential candidates for Board membership. The Committee will select new director candidates who satisfy the following criteria: (i) have significant business or public experience that is relevant and beneficial to the Board and the Company, (ii) are willing and able to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance of Board meetings and committee meetings, (iii) are committed to the long-term growth and profitability of the Company, (iv) are individuals of character and integrity, (v) are individuals with inquiring minds who are willing to speak their minds and challenge and stimulate management; and (vi) represent the interests of the Company as a whole and not only the interests of a particular shareholder or group.

•	The Committee shall consider new director candidates recommended by the Company’s stockholders to the extent such recommendations are made in compliance with applicable laws, rules and regulations, the Company’s Bylaws and procedures established by the Committee. Director candidates recommended by stockholders shall be evaluated by the Committee based on the same criteria outlined above to be applied to director candidates identified by the Committee.

•	The Committee shall provide a recommendation to the Board for the director nominees for the next annual meeting of stockholders or otherwise to fill a vacancy on the Board, which nominees shall satisfy the foregoing criteria.

•	The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, terminate or replace any search firm to be used to identify qualified director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

•	Review the performance of incumbent directors in determining whether to recommend them for re-election to the Board. In making this determination, the Committee will consider the director’s attendance, involvement and contributions to the effectiveness of the Board, and will also evaluate incumbent directors based on the same criteria applied to the evaluation of new director candidates. When necessary or appropriate, the Committee will recommend to the Board removal of a director or a member of a Board committee.

•	Periodically review and make recommendations to the Board concerning (i) director tenure, retirement and succession policies, (ii) committee membership, structure and operations, and (iii) policies to promote effective communication between the Board and management.

•	The Committee shall develop and recommend to the Board a policy on potential conflicts of interest, including, but not limited to, the policies on (1) Company loans to officers and employees (if allowed by law), (2) related-party transactions (including any dealings with directors, officers or employees), and (3) such other transactions that could have the appearance of a potential conflict of interest.

•	The Committee shall monitor and report to the Board whether there is any current relationship between any non-management director and the Company that may adversely affect the independent judgment of the director.

•	The Committee shall communicate, from time to time, with members of the Board regarding Board meeting format and procedures.

•	The Committee shall review the need for any changes in the number, charters, or titles of Board committees and provide a recommendation to the Board for consideration.

•	The Committee shall review and assess the adequacy of the Committee charter periodically.

•	The Committee shall oversee the evaluation of the Board and shall oversee the Board’s evaluation of management in fulfilling their respective duties to the Company and its stockholders. The Committee will (i) assist the Board of Directors in its self-evaluation, and (ii) review the evaluation results and present such results, along with any Committee recommendations, to the Board.

•	The Committee shall conduct an annual performance evaluation of the Committee, the results of which shall be reported to the full Board.

•	The Committee shall ensure that the chairperson of each other Board committee conducts a performance evaluation of his or her committee, the results of which shall be reported to the full Board.

•	The Committee will perform such other functions as assigned by law, the Company’s certificate of incorporation, its Bylaws or the Board.

•	The Committee shall take such other actions necessary or appropriate to assure that other activities prescribed by the Corporate Governance Guidelines are carried out.

DESERT CAPITAL REIT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 15, 2005

     The undersigned stockholder of DESERT CAPITAL REIT, INC., a Maryland corporation (the “Company”) hereby appoints Todd B. Parriott and Jonathan G. Arens, and each of them as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, and revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless Todd Parriott is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE RETURN ONLY THIS PROXY IN THE ATTACHED SELF-ADDRESSED, POSTAGE PAID ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENT, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

[STICKER WITH STOCKHOLDER NAME INSERTED HERE.]

(Please date and sign on reverse)

(Continued on reverse side)

     The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR” all nominees in Proposal 1 and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     I PLAN TO ATTEND THE MEETING. ___

     The Board of Directors recommends a vote “FOR” ass nominees in Proposal 1.

     1.      To elect six directors to serve until their successors are duly elected and qualified.

01 Todd B. Parriott	02 James L. George
03 Tom Gustafson	04 Robert M. Beville
05 G. Steven Dawson	06 Bryan L. Goolsby

     ☐ FOR ALL NOMINEES (except as provided to the contrary below)

     ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

     If there is any individual director with respect to whom you desire to withhold your consent, you may do so by indicating his name(s):                                                                                 .

     Proposal 2 — In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL OF ALL SIX OF THE DIRECTOR NOMINEES, AND TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:

, 2005

Signature

Signature if held jointly

Please mark, date, and sign as your name appears above and return and return promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.